UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

The High Yield Plus Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 3/31/2009

Date of reporting period: 9/30/2008

Item 1 – Reports to Stockholders

The High Yield Plus Fund, Inc.

SEMI- ANNUAL REPORT

September 30, 2008

Directors

Kevin J. Bannon

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Michael S. Hyland

Robert E. La Blanc

Stephen P. Munn

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPS

Letter To Shareholders	September 30, 2008

Dear Shareholder:

Market Update

Over the last year there has been a flight to quality in the fixed income markets. The high yield market posted a -10.5% return for the one year period ended September 30, 2008, as measured by the Lehman Brothers High Yield 2% Capped Index (the “Index”), underperforming investment-grade bonds as measured by the Lehman Brothers Aggregate Index which returned 3.7%. Within the high yield market we witnessed an analogous trend, with double-B rated securities outperforming single-B’s and triple-C’s.

We remain concerned about the deteriorating housing market and a general lack of credit availability leading to continued and more broad-based economic weakness. A weaker economy will lead to elevated corporate default rates through the balance of 2008 and 2009. Given our defensive outlook, we are maintaining the Fund’s meaningfully reduced leverage position as well as our up-in-quality bias and are focused on credits with strong balance sheets and good liquidity positions. We believe it is too early in the credit cycle to position the fund more aggressively.

Fund Performance

The Fund’s total returns for periods ended September 30, 2008 are shown in the following table. For comparison, we have also provided the returns of the Index, the Lehman Brothers High Yield Index, and the Lipper Closed-End Leveraged High Yield category, an average of 40 closed-end high yield leveraged funds; we would note that the indices are not levered and that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	-6.6%	-11.9%	0.8%
Lipper Closed-End Leveraged High Current Yield	-14.2	-24.3	-5.6
Lehman Brothers High Yield 2% Issuer Capped Index	-6.8	-10.5	1.1
Lehman Brothers High Yield Index	-7.3	-11.2	1.1
*	Annualized

The Fund is leveraged and had $16.5 million in loans outstanding as of September 30, 2008, the same amount of loans outstanding in the Fund as of March 31, 2008. Borrowings fluctuate depending on investment outlook and opportunities. As of September 30, 2008 the Fund’s shares were priced at $2.32. This price reflected a discount of 23.2% to the Fund’s net asset value of $3.02 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of -22.7% as of September 30, 2008.) On September 30, 2008, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 12.9% relative to the Fund’s stock price.

Over the past year, security selection and being underweight lower quality credits contributed to returns. Security selection, specifically within the Gaming and Pharmaceutical sectors was a positive contributor to performance. Sector allocation and security selection within the Auto and Financial Services sectors, also aided in returns. An overweight to the Construction Machinery sector and security selection within the Transportation and Media Non-cable sectors detracted slightly from performance.

2

While valuation has become more compelling relative to historical ranges, we continue to believe that additional fundamental economic weakness is ahead of us. We are maintaining an up-in-quality bias and remain defensive. The lower-rated credit-quality sectors remain relatively tight on a historical valuation basis versus the higher-rated sectors. As part of a higher quality portfolio, we think an allocation to bank loans is a compelling strategy. We continue to favor sectors that are less sensitive to the economic cycle, such as Health Care, Pharmaceuticals, Energy, and Utilities. In contrast, we remain underweight in Autos, Media Non-Cable, Paper, Financial Services, Retail, and Home Construction.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Christopher Jones

Portfolio Manager

Vice President

Wellington Management Company, LLP

3

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—128.7%
CORPORATE BONDS—122.8%
Aerospace/Defense—1.2%

Bombardier Inc., Sr. Unsec’d. Notes, 144A (Canada)	Ba2	8.00%	11/15/14	$225	$222,750
L-3 Communications Corp., Gtd. Notes	Ba3	6.375	10/15/15	380	349,600

					572,350
Automotive—2.4%

Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B1	7.00	10/01/13	725	445,554
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B1	7.241(c)	04/15/12	795	734,984

					1,180,538
Building Materials—0.8%

Texas Industries, Inc., Sr. Unsec’d. Notes	Ba3	7.25	07/15/13	435	378,450
Chemicals—1.4%

KI Holdings, Inc., Zero Coupon (until 11/15/09), Sr. Disc. Notes	B2	9.875(a)	11/15/14	45	40,275
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.375	12/01/14	165	170,819
Mosaic Co. (The), Sr. Unsec’d. Notes, 144A	Baa3	7.625	12/01/16	140	143,042
Mosaic Global Holdings, Inc., Sr. Unsec’d. Notes	Baa3	7.30	01/15/28	100	97,783
Terra Capital, Inc., Gtd. Notes	B1	7.00	02/01/17	220	209,000

					660,919
Construction Machinery—2.4%

Ashtead Capital, Inc., Sr. Sec’d. Notes, 144A	B1	9.00	08/15/16	125	107,500
Ashtead Holdings PLC, Sr. Sec’d. Notes, 144A (United Kingdom)	B1	8.625	08/01/15	75	64,500
Case New Holland, Inc., Gtd. Notes	Ba3	7.125	03/01/14	280	254,800
Neff Corp., Gtd. Notes	Caa2	10.00	06/01/15	380	114,000
RSC Equipment Rental, Inc., Gtd. Notes	Caa1	9.50	12/01/14	420	318,150
United Rentals North America, Inc., Gtd. Notes	B1	6.50	02/15/12	340	283,900

					1,142,850
Consumer Cyclical-Services—1.7%

Corrections Corp. of America, Gtd. Notes	Ba2	6.25	03/15/13	95	88,825
KAR Holdings, Inc., Gtd. Notes	Caa1	10.00	05/01/15	485	373,450
Service Corp. International, Sr. Unsec’d. Notes	B1	7.375	10/01/14	140	127,400
Service Corp. International, Sr. Unsec’d. Notes	B1	7.625	10/01/18	280	250,600

					840,275

See Notes to Financial Statements.	4

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Diversified Manufacturing—2.3%

Blaze Recycling & Metals LLC/Blaze Finance Corp., Sr. Sec’d. Notes, 144A	NR	10.875%	07/15/12	$40	$40,100
Esco Corp., Gtd. Notes, 144A	B2	8.625	12/15/13	665	651,700
SPX Corp., Sr. Notes, 144A	Ba2	7.625	01/01/15	420	420,000

					1,111,800
Energy—9.1%

Chesapeake Energy Corp., Gtd. Notes	Ba3	6.875	01/15/16	175	159,687
Delta Petroleum Corp., Gtd. Notes	Caa2	7.00	04/01/15	1,025	712,375
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	6.125	12/01/14	60	54,750
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625	04/15/16	225	200,250
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	B1	8.25	12/15/14	245	219,275
OPTI Canada, Inc., Sr. Sec’d. Notes (Canada)	B1	7.875	12/15/14	350	309,750
Petrohawk Energy Corp., Gtd. Notes	B3	9.125	07/15/13	180	169,200
Petrohawk Energy Corp., Sr. Notes, 144A	B3	7.875	06/01/15	120	104,400
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda)	B1	6.75	05/01/14	445	376,025
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875	05/01/18	225	200,332
Plains Exploration & Production Co., Gtd. Notes	B1	7.00	03/15/17	75	65,250
Plains Exploration & Production Co., Gtd. Notes	B1	7.75	06/15/15	360	331,200
Range Resources Corp., Gtd. Notes	Ba3	6.375	03/15/15	80	73,200
Range Resources Corp., Gtd. Notes	Ba3	7.50	05/15/16	335	319,925
Range Resources Corp., Gtd. Notes	Ba3	7.50	10/01/17	240	226,800
SandRidge Energy, Inc., Sr. Notes, 144A	B3	8.00	06/01/18	195	167,700
Southwestern Energy Co., Sr. Notes, 144A	Ba2	7.50	02/01/18	130	126,100
Western Oil Sands Corp., Sr. Sec’d. Notes (Canada)	Baa1	8.375	05/01/12	200	210,989
Whiting Petroleum Corp., Gtd. Notes	B1	7.25	05/01/13	220	204,050
Whiting Petroleum Corp., Sr. Sub. Notes	B1	7.25	05/01/12	180	166,950

					4,398,208
Entertainment—2.5%

AMC Entertainment, Inc., Gtd. Notes	Ba3	8.625	08/15/12	220	217,800
AMC Entertainment, Inc., Gtd. Notes	B2	11.00	02/01/16	400	394,000
AMC Entertainment, Inc., Sr. Sub. Notes	B2	8.00	03/01/14	240	206,400
Marquee Holdings, Inc., Sr. Disc. Notes	B3	12.00	08/15/14	545	401,938

					1,220,138
Environmental—1.7%
Allied Waste North America, Inc., Sr. Sec’d. Notes	B1	6.50	11/15/10	240	234,600
Allied Waste North America, Inc., Sr. Sec’d. Notes, Series B	B1	5.75	02/15/11	605	579,288

					813,888

See Notes to Financial Statements.	5

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Institutions—5.2%

Bonten Media Acquistition Co., Gtd. Notes, PIK, 144A	Caa2	9.00%	06/01/15	$455	$268,450
Deluxe Corp., Sr. Unsec’d. Notes	Ba2	7.375	06/01/15	890	756,500
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	B3	6.875	08/28/12	110	43,722
General Motors Acceptance Corp. LLC, Sr. Unsec’d. Notes	B3	8.00	11/01/31	1,335	503,665
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	9.50	05/15/15	230	163,300
Lender Processing Services, Inc., Sr. Unsec’d. Notes, 144A	Ba2	8.125	07/01/16	260	253,500
Rouse Co. LP/TRC Co-Issuer, Inc., Sr. Unsec’d. Notes, 144A	Ba2	6.75	05/01/13	795	540,600

					2,529,737
Food & Beverage—4.2%

ARAMARK Corp., Gtd. Notes	B3	6.301(c)	02/01/15	460	402,500
ARAMARK Corp., Gtd. Notes	B3	8.50	02/01/15	420	394,800
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	09/01/16	635	584,200
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	05/15/17	310	285,200
Smithfield Foods, Inc., Sr. Unsec’d. Notes	Ba3	7.75	05/15/13	430	361,200

					2,027,900
Gaming—7.0%

Buffalo Thunder Developement Authority, Sr. Sec’d. Notes, 144A	B2	9.375	12/15/14	615	258,300
Mandalay Resort Group, Gtd. Notes	B1	9.375	02/15/10	375	345,000
MGM Mirage, Inc., Gtd. Notes	Ba2	6.00	10/01/09	205	191,675
MGM Mirage, Inc., Gtd. Notes	Ba2	8.50	09/15/10	510	479,400
Mohegan Tribal Gaming Authority, Gtd. Notes	Ba1	6.125	02/15/13	135	112,050
OED Corp./DIAMOND JO LLC, Gtd. Notes	B2	8.75	04/15/12	395	359,450
River Rock Entertainment Authority (The), Sr. Sec’d. Notes	B2	9.75	11/01/11	415	381,800
Seneca Gaming Corp., Sr. Unsec’d. Notes	Ba2	7.25	05/01/12	400	348,000
Station Casinos, Inc., Sr. Sub. Notes	Caa2	6.50	02/01/14	105	30,975
Virgin River Casino Corp., Sr. Sec’d. Notes	Caa2	9.00	01/15/12	375	255,000
Wynn Las Vegas Capital Corp., First Mortgage	Ba2	6.625	12/01/14	760	647,900

					3,409,550
Healthcare—9.0%

Community Health Systems, Inc., Gtd. Notes	B3	8.875	07/15/15	455	432,250
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625	11/15/16	845	802,750
HCA, Inc., Sr. Unsec’d. Notes	Caa1	5.75	03/15/14	85	66,300
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.375	01/15/15	1,525	1,200,937
HCA, Inc., Sr. Unsec’d. Notes	Caa1	7.50	11/06/33	180	127,800
Omnicare, Inc., Sr. Sub. Notes	B1	6.125	06/01/13	70	62,475
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.875	07/01/14	1,115	1,087,125
Universal Hospital Services, Inc., Sr. Sec’d. Notes, PIK	B3	8.50	06/01/15	360	335,700

See Notes to Financial Statements.	6

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare (continued)

Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75%	06/01/10	$60	$59,700
Ventas Realty LP/Ventas Capital Corp., Sr. Notes	Ba1	6.625	10/15/14	215	206,400

					4,381,437
Home Construction—1.9%

DR Horton, Inc., Gtd. Notes	Ba2	5.00	01/15/09	355	346,125
DR Horton, Inc., Gtd. Notes	Ba1	9.75	09/15/10	110	108,075
K. Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba3	11.50	05/01/13	500	490,000

					944,200
Industrial Other—1.8%

Blount, Inc., Sr. Sub. Notes	B2	8.875	08/01/12	420	417,900
RBS Global, Inc./Rexnord LLC, Gtd. Notes	B3	9.50	08/01/14	460	432,400

					850,300
Lodging—0.7%

Host Hotels & Resorts LP, Sr. Sec’d. Notes	Ba1	6.875	11/01/14	290	250,850
Host Hotels & Resorts LP, Sr. Sec’d. Notes	Ba1	7.125	11/01/13	100	89,000

					339,850
Media-Cable—7.0%

Cablevision Systems Corp., Sr. Unsec’d. Notes, Series B	B2	8.00	04/15/12	555	521,700
Charter Communications Holdings II LLC, Gtd. Notes	NR	10.25	10/01/13	185	155,400
Charter Communications Operating LLC, Sr. Sec’d. Notes, 144A	B3	8.00	04/30/12	540	483,300
CSC Holdings, Inc., Sr. Notes, Series B	B1	8.125	07/15/09	205	202,950
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	6.75	04/15/12	275	251,969
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.625	07/15/18	340	295,800
CSC Holdings, Inc., Sr. Unsec’d. Notes	B1	7.875	02/15/18	585	514,800
FrontierVision LP, Sr. Sub. Notes(d)	NR	Zero	10/15/10	575	44,562
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	B3	8.50	10/15/15	1,060	874,500
Shaw Communications, Inc., Sr. Notes (Canada)	Ba1	8.25	04/11/10	30	29,850
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.25	04/06/11	15	14,775

					3,389,606
Media-Non Cable—5.9%

CanWest Media Works, Inc., Gtd. Notes (Canada)	B3	8.00	09/15/12	325	271,375
DirecTV Holdings LLC/DirecTV Financing Co., Gtd. Notes	Ba3	6.375	06/15/15	850	748,000
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	6.50	11/01/13	135	86,400
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa3	7.625	04/15/12	355	268,025

See Notes to Financial Statements.	7

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media-Non Cable (continued)

Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr. Disc. Notes	Caa2	11.375%	04/01/13	$96	$79,578
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75	03/15/16	695	608,125
Quebecor Media, Inc., Sr. Unsec’d. Notes (Canada)	B2	7.75	03/15/16	195	170,625
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875	01/15/13	150	58,500
R.H. Donnelley Corp., Sr. Unsec’d. Notes	B3	6.875	01/15/13	850	331,500
R.H. Donnelley Corp., Sr. Unsec’d. Notes	B3	8.875	01/15/16	700	238,000
R.H. Donnelley Corp., Sr. Unsec’d. Notes, 144A	B3	8.875	10/15/17	50	17,000

					2,877,128
Metals—7.9%

Arch Western Finance LLC, Sr. Sec’d. Notes	B1	6.75	07/01/13	220	206,800
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.25	04/01/15	380	373,350
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375	04/01/17	1,160	1,142,600
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25	02/15/15	325	282,750
Peabody Energy Corp., Gtd. Notes	Ba1	6.875	03/15/13	485	468,025
Peabody Energy Corp., Gtd. Notes	Ba1	7.375	11/01/16	415	398,400
RathGibson, Inc., Gtd. Notes	B3	11.25	02/15/14	180	163,800
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	6.05	06/01/17	205	178,135
United States Steel Corp., Sr. Unsec’d. Notes	Baa3	7.00	02/01/18	195	176,038
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A (United Kingdom)	Ba1	9.50	07/18/18	520	441,428

					3,831,326
Packaging—0.2%

Ball Corp., Gtd. Notes	Ba1	6.625	03/15/18	125	116,250
Paper—1.6%

International Paper Co., Sr. Unsec’d. Notes	Baa3	7.95	06/15/18	310	304,609
Stone Container Finance Co. of Canada II, Gtd. Notes (Canada)	B3	7.375	07/15/14	630	485,100

					789,709
Pharmaceuticals—2.9%

Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	7.75	11/15/11	640	579,200
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	6.935(c)	12/01/13	360	295,200
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	8.875	12/01/13	625	525,000

					1,399,400
Retailers—2.2%

Dollar General Corp., Gtd. Notes	Caa1	10.625	07/15/15	335	329,975
HSN, Inc., Sr. Notes, 144A	Ba2	11.25	08/01/16	350	339,500

See Notes to Financial Statements.	8

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Retailers (continued)

Lazyday’s RV Center, Inc., Sr. Unsec’d. Notes	Caa3	11.75%	05/15/12	$246	$105,780
Rite Aid Corp., Sr. Sec’d. Notes	Caa1	10.375	07/15/16	355	308,850

					1,084,105
Technology—4.9%

IKON Office Solutions, Inc., Sr. Unsec’d. Notes	Ba3	7.75	09/15/15	840	877,800
Open Solutions, Inc., Gtd. Notes, 144A	Caa1	9.75	02/01/15	440	286,000
Sanmina-SCI Corp., Gtd. Notes, 144A	B1	5.569(c)	06/15/10	392	368,480
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125	08/15/13	515	463,500
Unisys Corp., Sr. Unsec’d. Notes	B2	6.875	03/15/10	190	174,800
Xerox Corp., Gtd. Notes	Baa2	7.625	06/15/13	225	227,777

					2,398,357
Tobacco—2.3%

Alliance One International, Inc., Gtd. Notes	B2	11.00	05/15/12	695	681,100
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.25	06/01/13	220	226,073
Reynolds American, Inc., Sr. Sec’d. Notes	Baa3	7.30	07/15/15	215	215,391

					1,122,564
Transportation—4.8%

American Railcar Industries, Inc., Sr. Unsec’d. Notes	B1	7.50	03/01/14	315	278,775
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	Ba3	5.304(c)	05/15/14	310	190,650
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	Ba3	7.75	05/15/16	105	65,625
Continental Airlines, Inc., Pass-Thru Certs.	Ba1	9.798	04/01/21	1,170	895,260
Hertz Corp. (The), Gtd. Notes	B1	8.875	01/01/14	405	349,313
Hertz Corp. (The), Gtd. Notes	B2	10.50	01/01/16	315	263,025
Navios Martime Holding, Inc., Gtd. Notes	B3	9.50	12/15/14	190	174,800
Ultrapetrol Bahamas Ltd., First Mortgage (Bahamas)	B2	9.00	11/24/14	140	127,400

					2,344,848
Utilities—17.1%

AES Corp. (The), Sr. Sec’d. Notes, 144A	Ba3	8.75	05/15/13	53	53,265
Aquila, Inc., Sr. Unsec’d. Notes	Baa2	9.772	02/01/11	430	445,231
Aquila, Inc., Sr. Unsec’d. Notes	Baa2	14.875	07/01/12	320	354,024
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	8.375	05/01/16	205	178,350
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125	05/15/18	955	721,025
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.75	06/01/19	190	152,000
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.50	06/15/13	440	422,400
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.00	05/15/17	165	148,500
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.20	05/15/19	250	220,000

See Notes to Financial Statements.	9

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities (continued)

El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.75%	05/15/09	$250	$247,845
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00	05/15/11	330	329,312
Intergen NV, Sr. Sec’d. Notes, 144A	Ba3	9.00	06/30/17	400	400,000
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba3	7.25	04/01/16	55	52,525
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba1	5.70	01/05/16	960	825,600
Mirant North America LLC, Gtd. Notes	B1	7.375	12/31/13	240	225,600
NGPL PipeCo. LLC, Sr. Unsec’d. Notes, 144A	Baa3	7.119	12/15/17	425	403,380
NRG Energy, Inc., Gtd. Notes	B1	7.25	02/01/14	100	92,750
NRG Energy, Inc., Gtd. Notes	B1	7.375	02/01/16	665	598,500
NRG Energy, Inc., Gtd. Notes	B1	7.375	01/15/17	180	163,800
Reliant Energy, Inc., Sr. Sec’d. Notes	Ba3	6.75	12/15/14	435	371,925
Reliant Energy, Inc., Sr. Unsec’d. Notes	B1	7.875	06/15/17	390	288,600
TXU Corp., Sr. Unsec’d. Notes	Caa1	5.55	11/15/14	605	451,485
TXU Corp., Sr. Unsec’d. Notes	Caa1	6.50	11/15/24	465	296,148
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.125	09/01/11	765	753,525
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125	03/15/12	130	131,342

					8,327,132
Wireless—4.8%

Centennial Cellular Operating Co./Centennial Communications Corp., Gtd. Notes	B2	10.125	06/15/13	430	425,700
Centennial Cellular Operating Co./Centennial Communications Corp., Sr. Unsec’d. Notes	B2	8.125	02/01/14	235	232,650
Cricket Communications, Inc., Gtd. Notes, 144A	B3	10.00	07/15/15	515	491,825
MetroPCS Wireless, Inc., Gtd. Notes	Caa1	9.25	11/01/14	355	331,925
Rogers Wireless, Inc., Sr. Sec’d. Notes (Canada)	Baa3	9.625	05/01/11	450	482,226
Sprint Capital Corp., Gtd. Notes	Baa3	6.90	05/01/19	195	151,125
Sprint Nextel Corp., Sr. Unsec’d. Notes	Baa3	6.00	12/01/16	295	227,150

					2,342,601
Wirelines—5.9%

Citizens Communications Corp., Sr. Unsec’d. Notes	Ba2	9.25	05/15/11	975	975,000
GCI, Inc., Sr. Unsec’d. Notes	B3	7.25	02/15/14	410	356,700
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50	10/01/14	1,145	1,056,262
Windstream Corp., Gtd. Notes	Ba3	8.125	08/01/13	250	237,500
Windstream Corp., Gtd. Notes	Ba3	8.625	08/01/16	270	249,075

					2,874,537

Total Corporate Bonds (cost $69,039,670)					59,699,953

See Notes to Financial Statements.	10

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
BANK NOTES(c)—5.7%
Consumer Cyclical-Services—0.5%

Bright Horizon	Ba3	7.50%	05/28/15	$270	$255,150
Energy—0.9%

Antero Resources Corp.	NR	7.20	04/12/14	500	445,000
Entertainment—0.4%

AMC Entertainment	B3	7.819	06/13/12	199	172,610
Healthcare—0.9%

VWR International, Inc.	B1	4.969	06/29/14	525	437,063
Paper—0.5%

Georgia Pacific Corp., Term Loan B	Ba2	4.547	12/20/12	281	247,684
Pharmaceuticals—0.8%

Mylan	Ba3	5.934	10/02/14	403	372,550
Utilities—1.7%

Calpine Corp.	B2	5.685	03/29/14	499	422,064
Texas Competitive Electric Holdings Co. LLC	Ba3	6.22	10/22/14	496	418,711

					840,775

Total Bank Notes (cost $3,117,410)					2,770,832
COMMON STOCKS—0.1%				Shares

Consumer Products

WKI Holding Co., Inc., (cost $1,380,433)(b)(e)				6,031	69,356
WARRANT—0.1%				Units

Chemicals

Hercules, Inc., (cost $0)(b)(e)				230	48,816

Total long-term investments (cost $73,537,513)					62,588,957

See Notes to Financial Statements.	11

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Description	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENT—2.7%
REPURCHASE AGREEMENT

JPMorgan Chase Triparty, 1.75% dated 09/30/08, due 10/01/08 in the amount of $1,300,063 (cost $1,300,000; the value of the collateral including accrued interest was $1,327,318)(f)	$1,300	$1,300,000
Total Investments—131.4%

(cost $74,837,513; Note 4)(g)		63,888,957
Liabilities in excess of other assets—(31.4)%		(15,268,176)

Net Assets—100.0%		$48,620,781

The following abbreviations are used in Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
†	The rating reflected is as of September 30, 2008. Rating of certain bonds may have changed subsequent to that date.
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Represents issuer in default on interest payments. Non-income producing security.
(e)	Indicates a security that has been deemed illiquid.
(f)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.
(g)	As of September 30, 2008, 3 securities representing $162,734 and 0.3% of net assets were fair valued in accordance with the policies adopted by the Board of Directors. This amount was valued using Significant Unobservable Inputs (Level 3, as defined below).

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2008 in valuing the Portfolio’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	—	—
Level 2—Other Significant Observable Inputs	$63,726,223	—
Level 3—Significant Unobservable Inputs	162,734	—

Total	$63,888,957	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.	12

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$78,238
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	84,496
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 9/30/08	$162,734

See Notes to Financial Statements.	13

Portfolio of Investments as of September 30, 2008 (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2008 were as follows:

Utilities	18.8%
Energy	10.0
Healthcare	9.9
Metals	7.9
Gaming	7.0
Media-Cable	7.0
Media-Non Cable	5.9
Wirelines	5.9
Financial Institutions	5.2
Technology	4.9
Transportation	4.8
Wireless	4.8
Food & Beverage	4.2
Pharmaceuticals	3.7
Entertainment	2.9
Repurchase Agreement	2.7
Automotive	2.4
Construction Machinery	2.4
Tobacco	2.3
Diversified Manufacturing	2.3
Retailers	2.2
Consumer Cyclical-Services	2.2
Paper	2.1
Home Construction	1.9
Industrial Other	1.8
Environmental	1.7
Chemicals	1.5
Aerospace/Defense	1.2
Building Materials	0.8
Lodging	0.7
Packaging	0.2
Consumer Products	0.1

131.4%
Liabilities in excess of other assets	(31.4)

100.0%

See Notes to Financial Statements.	14

Statement of Assets and Liabilities (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Assets

Investments, at value (cost $74,837,513)	$63,888,957
Cash	64,095
Interest receivable	1,666,996
Prepaid expenses	888

Total assets	65,620,936

Liabilities
Loan payable (Note 5)	16,500,000
Dividends payable (Note 7)	402,206
Accrued expenses	62,609
Investment advisory fee payable	21,429
Administration fee payable	8,489
Loan interest payable	5,422

Total liabilities	17,000,155

Net Assets	$48,620,781

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	124,941,913

125,102,795
Undistributed net investment income	76,589
Accumulated net realized loss on investment transactions	(65,610,047)
Net unrealized depreciation on investments	(10,948,556)

Net assets, September 30, 2008	$48,620,781

Net asset value per share ($48,620,781 / 16,088,240)	$3.02

See Notes to Financial Statements.	15

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations (Unaudited)

Six Months Ended September 30, 2008

Income
Interest	$3,001,420

Expenses
Loan interest expense (Note 5)	269,633
Investment advisory fee	135,975
Administration fee	54,308
Custodian’s fees and expenses	30,000
Legal fees and expenses	27,000
Audit fee	14,000
Reports to shareholders	12,000
Registration fees	12,000
Transfer agent’s fees and expenses	9,000
Directors’ fees and expenses	5,000
Miscellaneous	4,207

Total expenses	573,123

Net Investment Income	2,428,297

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions	(1,038,982)
Net change in unrealized depreciation on investments	(4,678,157)

Net loss on investments	(5,717,139)

Net Decrease in Net Assets Resulting from Operations	$(3,288,842)

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows (Unaudited)

Increase (Decrease) in Cash	Six Months Ended September 30, 2008

Cash flows from operating activities:
Interest received	$2,894,402
Operating expenses paid	(471,357)
Loan interest and commitment fees paid	(275,793)
Purchases of long-term portfolio investments	(8,421,885)
Net payments for purchases of short-term portfolio investments	(700,000)
Proceeds from sale of long-term portfolio investments	9,365,846
Increase in other assets	(473)

Net cash provided by operating activities	2,390,740

Cash flows from financing activities:
Cash dividends paid	(2,413,236)

Net cash used in financing activities	(2,413,236)

Net decrease in cash	(22,496)
Cash at beginning of period	86,591

Cash at end of period	$64,095

Reconciliation of Net Decrease in Net Assets to Net Cash Provided By Operating Activities
Net decrease in net assets resulting from operations	$(3,288,842)

Decrease in investments	273,254
Net realized loss on investments	1,038,982
Net increase in unrealized depreciation on investments	4,678,157
Increase in interest receivable	(14,018)
Increase in other assets	(473)
Decrease in payable for investments purchased	(122,293)
Decrease in accrued expenses	(174,027)

Total adjustments	5,679,582

Net cash flows provided by operating activities	$2,390,740

See Notes to Financial Statements.	16

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets (Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2008	Year Ended March 31, 2008

Operations

Net investment income	$2,428,297	$4,816,815

Net realized loss on investment transactions	(1,038,982)	(1,812,742)

Net change in unrealized depreciation on investments	(4,678,157)	(7,653,490)

Net decrease in net assets resulting from operations	(3,288,842)	(4,649,417)

Dividends from net investment income (Note 1)	(2,413,236)	(4,826,472)

Total increase (decrease)	(5,702,078)	(9,475,889)

Net Assets

Beginning of period	54,322,859	63,798,748

End of period(a)	$48,620,781	$54,322,859

(a) Includes undistributed net investment income of:	$76,589	$61,528

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements (Unaudited)

The High Yield Plus Fund, Inc. (the “Fund”), was organized in Maryland on February 3, 1998, as a diversified closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or non-rated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sale price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by the principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser, does not represent fair value are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair value of securities some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessments of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business, the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Short-term securities which mature in more than 60 days are valued at current quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s

17

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

policy that its custodian or designated sub-custodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Security transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distribution of net realized capital and currency gain, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes:  It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Advisor”) and Prudential Investments LLC (the “Administrator”). The Investment Advisor makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Advisor to receive a fee, computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly net assets. The

18

Notes to Financial Statements (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of 0.20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the six months ended September 30, 2008, aggregated $8,299,593 and $9,353,038 respectively.

Note 4. Tax Information

The Fund had a capital loss carryforward as of March 31, 2008, of approximately $62,147,000 of which $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011, $2,626,000 expires in 2012, and $288,000 expires in 2016. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is unlikely whether the Fund will be able to realize the full benefit of the remaining carryforward prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$75,377,277	$327,458	$(11,815,778)	$(11,488,320)

The difference between book basis and tax basis was primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5. Borrowings

The Fund has a credit agreement with unaffiliated lenders, pursuant to which the lenders obtained a security interest in the assets of the Fund. The maximum commitment under this agreement is $27,500,000 and this credit agreement expires on March 24, 2009. Interest on any such borrowings is based on market rates and is payable monthly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The Fund pays commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

The average daily balance outstanding during the six months ended September 30, 2008 was $16,500,000 at a weighted average interest rate of 3.21%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 2008 was $16,500,000.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the six months ended September 30, 2008 and the year ended March 31, 2008 the Fund did not issue any shares in connection with reinvestment of dividends.

Note 7. Dividends

On September 11, 2008, the Board of Directors of the Fund declared dividends of $0.025 per share payable on October 10, 2008, November 14, 2008, and December 12, 2008, to stockholders of record on September 30, 2008, October 31, 2008 and November 28, 2008 respectively.

Note 8. New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

19

Supplemental Proxy Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

The annual meeting of shareholders of the Fund was held on August 18, 2008 at the offices of Prudential Investments LLC, 100 Mulberry Street, Newark, New Jersey. The meeting was held for the following purpose:

(1)	To elect the following directors to serve as follows:

	Directors	Class	Term	Expiring
	Kevin J. Bannon	I	2 years	2010
	Robert F. Gunia	II	3 years	2011
	Robert E. La Blanc	II	3 years	2011
	Douglas H. McCorkindale	II	3 years	2011
	Robin B. Smith	II	3 years	2011
	Michael S. Hyland	II	3 years	2011
	Stephen P. Munn	III	1 year	2009

Directors whose term of office continued beyond this meeting are Linda W. Bynoe, David E. A. Carson, Richard A. Redeker, Judy A. Rice and Stephen G. Stoneburn.

The results of the proxy solicitation on the above matter were as follows:

	Directors	Votes for	Votes against	Votes withheld	Abstentions
(1)	Kevin J. Bannon	13,748,402	—	448,580	—
	Robert F. Gunia	13,750,714	—	446,268	—
	Michael S. Hyland	13,642,371	—	554,611	—
	Robert E. La Blanc	13,766,158	—	430,824	—
	Douglas H. McCorkindale	13,736,278	—	460,704	—
	Stephen P. Munn	13,743,602	—	453,380	—
	Robin B. Smith	13,750,437	—	446,545	—

20

Financial Highlights (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

	Six Months Ended September 30, 2008		Year Ended March 31,
			2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$3.38		$3.97	$3.74	$3.85	$4.02	$3.48

Income (loss) from investment operations
Net investment income	.15		.30	.30	.33	.39	.44
Net realized and unrealized gain (loss) on investments	(.36)		(.59)	.24	(.08)	(.14)	.52

Total from investment operations	(.21)		(.29)	.54	.25	.25	.96

Less dividends and distributions
Dividends from net investment income	(.15)		(.30)	(.31)	(.36)	(.42)	(.42)

Total dividends and distributions	(.15)		(.30)	(.31)	(.36)	(.42)	(.42)

Net asset value, end of period(a)	$3.02		$3.38	$3.97	$3.74	$3.85	$4.02

Market price per share, end of period(a)	$2.32		$2.92	$3.62	$3.49	$4.10	$4.30

TOTAL INVESTMENT RETURN(b):	(16.33)%		(11.71)%	13.45%	(5.86)%	5.24%	31.45%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)	$48,621		$54,323	$63,799	$60,174	$61,737	$63,885
Average net assets (000 omitted)	$54,366		$59,672	$60,884	$61,123	$63,774	$61,020
Ratio to average net assets:
Expenses, before loan interest	1.11	%(c)	1.11%	1.20%	1.43%	1.54%	1.52%
Total expenses	2.10	%(c)	3.54%	3.91%	3.56%	2.67%	2.42%
Net investment income	8.91	%(c)	8.07%	7.90%	9.03%	9.80%	11.34%
Portfolio turnover rate	12	%(d)	36%	56%	41%	56%	53%
Total debt outstanding at end of period (000 omitted)	$16,500		$16,500	$27,000	$27,500	$28,500	$28,000
Net asset coverage per $1,000 of debt outstanding	$3,947		$4,299	$3,363	$3,188	$3,166	$3,282

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. Total investment returns for periods of less than one full year are not annualized. This calculation does not reflect brokerage commissions.
(c)	Annualized.
(d)	Not Annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information is been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.	21

Other Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Dividend Reinvestment Plan.  Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures.  The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule.  The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications.  The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

22

The High Yield Plus Fund, Inc.

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The High Yield Plus Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s investment advisory agreement with Wellington Management Company, LLP (“Wellington”). In considering the renewal of the agreement, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreement through July 31, 2009, after concluding that renewal of the agreement was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreement, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreement, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Wellington, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreement. In connection with their deliberations, the Board considered information provided by Wellington throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and Wellington are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreement are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Wellington. The Board considered the services provided by Wellington, including but not limited to the provision of investment advisory services to the Fund, adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of the Wellington portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to Wellington’s organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by Wellington under the investment advisory agreement.

Performance of The Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Debt-Leveraged Closed-End High Current Yield Funds Performance Universe) was in the second quartile for the one- and three-year periods, although it was in the third quartile over the five- and ten-year periods. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the interest of the Fund and its shareholders to renew the agreement.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s net total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management fee is reasonable in light of the services provided.

Costs of Services and Profits Realized by Wellington

The Board was provided with certain financial information with respect to Wellington, including a pro forma income statement furnished by Wellington which identified the revenues generated for Wellington by the Fund. However, because Wellington does not maintain financial records which detail profitability on a fund level, the Board was unable to directly consider Wellington’s profitability. The Board recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of Wellington in relation to the services rendered was not unreasonable.

Economies of Scale

When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted, however, that because the Fund is a closed-end fund its size would increase only as a result of any appreciation of its portfolio holdings and when it issues shares in connection with dividend reinvestments. The Board therefore determined that a consideration of economies of scale was not relevant to its evaluation of the agreement.

Other Benefits to Wellington

The Board considered potential ancillary benefits that might be received by Wellington and its affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by Wellington included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by Wellington were consistent with the types of benefits generally derived by investment advisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the interest of the Fund and its shareholders.

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 24, 2008

*	Print the name and title of each signing officer under his or her signature.